SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

MUTUAL FUND SERIES TRUST

(Name of Registrant as Specified in Its Charter)

Not Applicable

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AlphaCentric Robotics and Automation Fund

a series of

Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [March 11], 2022

Dear Shareholders:

The Board of Trustees of Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust, has called a special meeting of the shareholders of AlphaCentric Robotics and Automation Fund (the “Fund”), to be held at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on [March 11, ], 2022 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a change in the Fund’s fundamental industry concentration policy to require that the Fund invest more than 25% of its net assets in securities issued by companies operating within industries related to robotics and automation, collectively, which are currently deemed by the sub-advisor to include aerospace and defense, biotechnology, auto components, electrical equipment, healthcare equipment and supplies, healthcare technology, household durables, life sciences tools and services, machinery, metals and mining, semiconductors and semiconductor equipment, software, and technology hardware, storage and peripherals.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [January 27, 2022] are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about [February 4], 2022.

By Order of the Board of Trustees

Jerry Szilagyi, President

[February 4], 2022

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting and your vote is counted, please (i) complete the enclosed proxy and return it in the accompanying envelope so that it is received by the date set by the financial intermediary through which you own shares of the Fund or, if no such date is set, by the beginning of the meeting or (ii) call the number listed on your proxy card before the meeting whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

AlphaCentric Robotics and Automation Fund

a series of

Mutual Fund Series Trust

with its principal offices at

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE], 2022

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”) on behalf of AlphaCentric Robotics and Automation Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215 on [March 11], 2022 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [February 4], 2022.

The Meeting has been called by the Board for the following purposes:

1.	To approve a change in the Fund’s fundamental industry concentration policy to require that the Fund invest more than 25% of its net assets in securities issued by companies operating within industries related to robotics and automation, collectively, which are currently deemed by the sub-advisor to include aerospace and defense, biotechnology, auto components, electrical equipment, healthcare equipment and supplies, healthcare technology, household durables, life sciences tools and services, machinery, metals and mining, semiconductors and semiconductor equipment, software and technology hardware, storage and peripherals.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [January 27], 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent annual report, including financial statements and schedules, is available at no charge by visiting alphacentricfunds.com, sending a written request to the

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Fund, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 or by calling toll-free 1-844-ACFUNDS (1-844-223- 8637).

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PROPOSAL 1

APPROVAL OF A CHANGE IN THE FUND’S

INDUSTRY CONCENTRATION POLICY

Existing Fundamental Policy	Proposed Amended Fundamental Policy
The Fund concentrates its investments (i.e., invest more than 25% of its assets) in the machinery and electrical equipment industries, collectively.	The Fund will invest more than 25% of its net assets in securities issued by companies operating within industries related to robotics and automation, collectively, which are currently deemed by the sub-advisor to include aerospace and defense, biotechnology, auto components, electrical equipment, healthcare equipment and supplies, healthcare technology, household durables, life sciences tools and services, machinery, metals and mining, semiconductors and semiconductor equipment, software and technology hardware, storage and peripherals.

Pursuant to Rule 35d-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund invests at least 80% in robotics and automation related companies. The Fund currently has a concentration policy to continuously invest at least 25% of its assets in the machinery and electrical equipment industries, collectively. The Fund currently may not invest over 25% of its assets in any other industry.

In this proposal, shareholders of the Fund are being asked to amend the fundamental industry concentration policy of the Fund to include companies operating within industries related to robotics and automation. The Fund’s sub-advisor, Contego Capital Group, Inc. (the “Sub-Advisor”), currently deems such industries to include aerospace and defense, biotechnology, auto components, electrical equipment, healthcare equipment and supplies, healthcare technology, household durables, life sciences tools and services, machinery, metals and mining, semiconductors and semiconductor equipment, software and technology hardware, storage and peripherals. Therefore, shareholders are being asked to approve a concentration policy to continuously invest at least 25% of the Fund’s assets in these industries collectively.

Recently, the Fund’s advisor, AlphaCentric Advisors LLC (the “Advisor”), and the Sub-Advisor proposed a change to the Fund’s investment strategy, which was approved by the Board. Pursuant to such proposal, the Fund would continue to invest in a portfolio of U.S. and foreign common stock of companies in innovative and breakthrough technologies across multiple sectors, but would seek to expand the scope of the industries within those sectors to include all companies related to robotics and automation. No changes are being proposed to the Sub-Advisor’s proprietary screens or quantitative criteria for identifying companies worldwide with innovation technologies and potential for long-term performance. The Advisor, Sub-Advisor and the Board

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believe that changing the industry concentration policy is in the best interests of shareholders because it would facilitate the transition to the Fund’s new investment strategy.

As a Fund with investments concentrated in these industries, the Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments or a particular industry more than the market as a whole. Also, the Fund may be more adversely affected by the underperformance of certain robotics and automation related-industries; may experience increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences than a fund that does not concentrate its investments in these industries. If the Proposal is approved, the Fund may be subject to the following industry risks:

•	Aerospace and Defense Industry Risk: The aerospace and defense industry may be significantly affected by government aerospace and defense regulation, spending policies, and geopolitical stability because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. The financial condition of and investor interest in aerospace and defense companies will be negatively influenced by governmental defense spending policies that, outside the occurrence of certain events, such as terrorist attacks, war, and other geopolitical events, are typically under pressure from efforts to control the U.S. (and other) government budgets. The industry’s reliance on the successful development and implementation of new defense and aerospace technologies may result in limited product lines, markets, financial resources, customers, or personnel, all of which may have an adverse effect on profit margins. Products and technologies may face obsolescence due to rapid technological developments and frequent new product introduction, and as such, companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs.

•	Biotechnology Industry Risk: Biotechnology companies face intense competition and the potential for rapid product obsolescence. Biotechnology companies may be adversely affected by the loss or impairment of intellectual property rights or changes in government regulations. Demand for biotechnology products and services may fluctuate due to unexpected events, including but not limited to global health crises like pandemics which could strain health care systems and alter health care needs. Such demand could positively or negatively impact biotechnology companies.

•	Auto Components Industry Risk: The auto components industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base.

•	Healthcare Equipment and Supplies Industry Risk: Companies in the healthcare equipment and supplies industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market
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segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.

•	Healthcare Technology Industry Risk: Healthcare technology companies face the risk of small or limited markets, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Healthcare technology companies may have limited product lines, markets, financial resources or personnel. Securities of healthcare technology companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Healthcare technology companies also rely heavily on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Healthcare technology companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.

•	Household Durables Industry Risk: The household durables industry includes companies involved in the design, production, or distribution of household durables, leisure equipment and goods, textiles, luxury goods or apparel, each of which may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the household durables industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the household durables industry may be strongly affected by social trends and marketing campaigns. Companies in the household durables industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Household durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, goods in the household durables industry may face the risk of rapid obsolescence.

•	Life Sciences Tools and Services Industry Risk: Life sciences companies, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to innovation, changes in technologies or other market developments.
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•	Machinery and Electrical Equipment Industry Risk: The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

•	Metals and Mining Industry Risk: Metals and mining companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Investments in metals and mining companies may be speculative and may be subject to greater price volatility than investments in other types of companies. Risks of metals and mining investments include: changes in international monetary policies or economic and political conditions that can affect the supply of precious metals and consequently the value of metals and mining company investments; the United States or foreign governments may pass laws or regulations limiting metals investments for strategic or other policy reasons; and increased environmental or labor costs may depress the value of metals and mining investments.

•	Semiconductor and Semiconductor Equipment Industry Risk: Semiconductor companies face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

•	Software Industry Risk: Software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions.

•	Technology Hardware, Storage and Peripherals Industry Risk: Technology companies face intense competition, both domestically and internationally, which may have an
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adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The Board approved the proposed change to the Fund’s industry concentration policy on November 15-16, 2021 subject to approval by shareholders of the Fund representing a majority of its outstanding voting securities.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommend that shareholders of the Fund vote “FOR” the change in the Fund’s fundamental industry concentration policy.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on March 17, 2006. The Trust’s principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Board of supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains AlphaCentric Advisors LLC as investment adviser and Contego Capital Group, Inc. as investment sub-adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as national distributor of the Fund. MFund Services LLC, located at 22 High Street, Huntington, New York 11743, provides the Trust with certain management and legal administrative services and compliance services. Ultimus Fund Solutions, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the proposed amendments to the Fund’s policies, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii)

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attending and voting in person at the Meeting. However, if coronavirus related safety considerations remain at the time of the Meeting, the Meeting may be held electronically.

VOTING SECURITIES AND VOTING

As of the Record Date, shares of beneficial interest of the Fund were issued and outstanding as follows:

Class A	Class I	Class C	Total

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 with respect to the Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal 1 (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposal 1 may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

Security ownership of certain beneficial owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the

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Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following tables.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

As of the Record Date, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

As of the Record Date, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

As of the Record Date, securities of the Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to

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such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jerry Szilagyi, President, Mutual Fund Series Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, Advisor or Sub-Advisor may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $13,000. The proxy solicitor will prepare and mail the Proxy Statement, Notice of Special Meeting and all materials relating to the meeting to each Fund’s shareholders, and will solicit and tabulate votes of the Fund’s shareholders.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust toll-free at 1-844-ACFUNDS (1-844-223- 8637)], or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [March 11], 2022

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at [www.alphacentricfunds.com].

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

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Dated: [February 4], 2022

If you have any questions before you vote, please call our proxy information line at [ ]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please (i) COMPLETE the enclosed proxy and return it in the enclosed reply envelope SO THAT IT IS RECEIVED BY THE DATE SET BY THE FINANCIAL INTERMEDIARY THROUGH WHICH YOU OWN SHARES OF THE FUND OR, IF NO SUCH DATE IS SET, BY THE BEGINNING OF THE MEETING OR (ii) Call the number listed on your proxy card BEFORE THE MEETING.

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Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

AlphaCentric Robotics and Automation Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [MEETING DATE], 2022

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jennifer Bailey and George Attisano, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Mutual Fund Series Trust (the “Trust”) to be held at offices of Thompson Hine LLP, 41 South High Street, Columbus, OH 43215 on [March 11], 2022 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the AlphaCentric Robotics and Automation Fund (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW FUNDAMENTAL INDUSTRY CONCENTRATION POLICY AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________ Signature Date

_______________________________________

Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1. To approve a change in the Fund’s fundamental industry concentration policy to require that the Fund invest more than 25% of its net assets in securities issued by companies operating within industries related to robotics and automation, collectively, which are currently deemed by the sub-advisor to include aerospace and defense, biotechnology, auto components, electrical equipment, healthcare equipment and supplies, healthcare technology, household durables, life sciences tools and services, machinery, metals and mining, semiconductors and semiconductor equipment, software, and technology hardware, storage and peripherals.	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: [www.alphacentricfunds.com}

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE COMPLETE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED BY THE DATE SET BY THE FINANCIAL INTERMEDIARY THROUGH WHICH YOU OWN SHARES OF THE FUND OR, IF NO SUCH DATE IS SET, BY THE BEGINNING OF THE MEETING.